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                                                                   EXHIBIT 10.26

                                    AMENDMENT
                                       TO
                           THE STOCKHOLDERS AGREEMENT

This Amendment to The Stockholders Agreement dated as of May 22, 1996 entered into among DLJ Merchant Banking Partners, L.P., DLJ International Partners C.V., DLJ Offshore Partners, C.V., DLJ Merchant Banking Funding, Inc., DLJ Capital Corporation, Sprout Growth II, L.P., Sprout Capital VII, L.P., Sprout CEO Fund L.P., David H. Ireland, Scotty R. Neal, Robert Freiburghouse and CommVault Systems, Inc. (the "Amendment") shall be effective as of the signature date below.

WHEREAS, CommVault Systems, Inc., (the "Issuer") has entered into a Stockholder's Agreement dated as of May 22, 1006 (the "Agreement") along with the parties named above;

WHEREAS, the Issuer desires to amend the terms of said Agreement;

WHEREAS, Issuer has secured the proper approvals to amend the terms of said Agreement;

NOW, THEREFORE, the Agreement shall be amended, pursuant to its terms, as follows:

Section 2.1 shall be modified to read as follows:

(i) General. (a) Until the earlier of (i) the fifth anniversary of the date of this Agreement or (ii) six (6) months or the date as otherwise set forth by the Underwriters from the consummation of an Initial Public Offering, the earlier of such dates, (the "Restriction Termination Date"), no stockholder may, directly or indirectly, sell, assign, transfer, grant a participation in, pledge or otherwise dispose of ("transfer") any Stock (or solicit any offers to buy or otherwise acquire, to take a pledge of, any of its Stock) except transfers permitted by Section 2.3.

Section 6.6 shall be modified to read as follows:

     If to Management or the Issuer, to:
          CommVault Systems, Inc.
          2 Crescent Place, Building B
          P.O. Box 900
          Oceanport, New Jersey 07757-0900
          Attention: CEO
          Fax: 732-870-4512

All capitalized terms shall have the same meaning as assigned to such term in the Agreement. All terms and conditions of the Agreement which are not specifically amended herein shall remain in full force and effect. This Amendment shall be binding upon and inure to the benefit of the parties to the Agreement.

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By signing below, the Issuer acknowledges that all approvals necessary relating to the execution of this Agreement have been obtained and are in full force and effect.

CommVault Systems, Inc.


/s/ Scotty R. Neal
----------------------------------------
Scotty R. Neal
Title: President
Date: July 23, 1998


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